Exhibit 24(b)

                             POWER OF ATTORNEY

     Xerox Corporation (the "Company") and each person whose signature appears below authorize each of Eunice M. Filter and Martin S. Wagner (each an "appointee") to file, either in paper or electronic form, from time to time one or more registration statements and amendments thereto (including post-effective amendments), under the Securities Act of 1933, as amended, for the purpose of registering the offering and sale of securities made or deemed to be made pursuant to (i) any purchase, savings, option, bonus, deferred compensation plan or arrangement, appreciation, profit sharing, thrift, incentive, pension or similar "employee benefit plan" (as defined in Rule 405 promulgated under the Act and any successor Rule or Rules) and
(ii) any stock award, stock option, restricted stock, stock appreciation right, stock purchase, share incentive, or similar plan (including, in each case, any amendments and successor or replacement plans thereto (whether presently in effect or hereafter adopted), and any plans to which the Company has or may hereafter succeed), which registration statements and amendments shall contain such information and exhibits as any such appointee deems advisable. Each such person hereby appoints each appointee as attorney-in-fact, with full power to act alone, to execute any such registration statements and any and all amendments thereto and any and all other documents in connection therewith, in the name of and on behalf of the Company and each such person, individually and in each capacity stated below, including the power to enter electronically such company identification numbers, passwords and other information as may be required to effect such filing as prescribed under the rules and regulations of the Securities and Exchange Commission (the "SEC"), and to file, either in paper or electronic form, with the SEC a form of this Power of Attorney. Each such person individually and in such capacities stated below hereby grants to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned could do personally or in the capacities as aforesaid.

                                       XEROX CORPORATION



Dated as of December 6, 1999           By:   /s/ G. Richard Thoman
                                           -----------------------------
                                           G. Richard Thoman
                                           President and Chief Executive
                                           Officer


/s/ G. Richard Thoman
-----------------------------          President and Chief Executive Officer
G. Richard Thoman                      and Director
                                       (Principal Executive Officer)



/s/ Barry D. Romeril
-----------------------------          Vice Chairman and Chief Financial
Barry D. Romeril                       Officer and Director
                                       (Principal Financial Officer)


                                       Vice President and Controller
/s/  Philip D. Fishbach
-----------------------------          (Principal Accounting Officer)
Philip D. Fishbach



/s/ Paul A. Allaire
-----------------------------          Chairman of the Board and Director
Paul A. Allaire



/s/ William F. Buehler
-----------------------------          Director
William F. Buehler



/s/ B. R. Inman
-----------------------------          Director
B. R. Inman



/s/ Antonia Ax:son Johnson
-----------------------------          Director
Antonia Ax:son Johnson



/s/ Vernon E. Jordan, Jr.
-----------------------------          Director
Vernon E. Jordan, Jr.



/s/ Yotaro Kobayashi
-----------------------------          Director
Yotaro Kobayashi



/s/ Hilmar Kopper
-----------------------------          Director
Hilmar Kopper



/s/ Ralph S. Larsen
-----------------------------          Director
Ralph S. Larsen



/s/ George J. Mitchell
-----------------------------          Director
George J. Mitchell



/s/ N. J. Nicholas, Jr.
-----------------------------          Director
N. J. Nicholas, Jr.



/s/ John E. Pepper
-----------------------------          Director
John E. Pepper



/s/ Patricia F. Russo
-----------------------------          Director
Patricia F. Russo



/s/ Martha R. Seger
-----------------------------          Director
Martha R. Seger



/s/ Thomas C. Theobald
-----------------------------          Director
Thomas C. Theobald